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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 24, 2004



                              WESTBANK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Massachusetts                0-12784                    04-2830731
        -------------              -----------                  ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)



      225 Park Avenue, West Springfield, Massachusetts             01089
      ------------------------------------------------             -----
          (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (413) 747-1400



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

On August 24, 2004, Westbank Corporation (the "Registrant") and Westbank Capital Trust I (the "Trust"), a wholly-owned subsidiary of the Registrant, issued a press release announcing the intention of the Trust to redeem on September 30, 2004 all of its 9.60% Capital Securities.




ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits.

                  Exhibit No.         Description
                  -----------         -----------

                  99.1 Press release dated August 24, 2004 announcing the intention of Westbank Capital Trust I to redeem on September 30, 2004 all of its 9.60% Capital Securities.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated:   August 24, 2004                        WESTBANK CORPORATION


                                                By: /s/ John M. Lilly
                                                    ---------------------------
                                                Name:   John M. Lilly
                                                Title:  Treasurer and Chief
                                                        Financial Officer


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                                  EXHIBIT INDEX




   Exhibit No.      Description
   -----------      -----------

   99.1 Press release dated August 24, 2004 announcing the intention of Westbank Capital Trust I to redeem on September 30, 2004 all of its 9.60% Capital Securities.